Exhibit 10.2

RESALE REGISTRATION RIGHTS AGREEMENT

among

RICHARDSON ELECTRONICS, LTD.

and

THE HOLDERS LISTED HEREIN

Dated November 21, 2005

RESALE REGISTRATION RIGHTS AGREEMENT

This Resale Registration Rights Agreement (this “Agreement”), dated November 21, 2005, between Richardson Electronics, Ltd., a Delaware corporation (together with any successor entity, the “Issuer”), and the holders listed on the Schedule of Holders attached hereto as Exhibit A (together with any successors, each a “Holder” and, collectively, the “Holders”).

Pursuant to the Securities Purchase Agreement, dated the date hereof, between the Issuer and the Holders (the “Purchase Agreement”), the Issuer has agreed to issue and sell to the Holders an aggregate of up to Twenty-Five Million United States Dollars ($25,000,000) of the Issuer’s 8% Convertible Senior Subordinated Notes due 2011 (such Convertible Senior Subordinated Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Notes”). The Notes will be convertible into fully paid, nonassessable common stock, par value $.05 per share, of the Issuer (the “Common Stock”) on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). In connection with the issuance of the Notes, the Issuer has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.

The parties hereby agree as follows:

1.             DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

AGREEMENT:  As defined in the preamble hereto.

APPLICABLE PERCENTAGE: As defined in Section 4(e) hereof.

BUSINESS DAY:  A day other than a Saturday or Sunday or any day on which banks in New York, New York are required or permitted to be closed.

COMMISSION:  Securities and Exchange Commission.

COMMON STOCK:  As defined in the preamble hereto.

EFFECTIVENESS PERIOD:  As defined in Section 2(a)(iii) hereof.

EFFECTIVENESS TARGET DATE:  As defined in Section 2(a)(ii) hereof.

EXCHANGE ACT:  Securities Exchange Act of 1934, as amended.

HOLDER:  As defined in the preamble hereto.

INDENTURE:  The Indenture, dated as of November 21, 2005 between the Issuer and J.P. Morgan Trust Company, National Association, as trustee, pursuant to which the Notes are to be issued, as such Indenture may be amended, modified or supplemented from time to time in accordance with the terms thereof.

INFORMATION:  As defined in Section 4(b)(v) hereof.

ISSUER:  As defined in the preamble hereto.

MAJORITY OF HOLDERS: Holders holding at least a majority of the shares of Common Stock issuable upon conversion of the Notes, determined as if all of the Notes held by Holders then outstanding have been converted into shares of Common Stock without regard to any limitations on conversion of the Notes.

NASD:  NASD, Inc.

NOTES:  As defined in the preamble hereto, provided that as used herein, the “Notes” shall only to such Notes as were originally issued pursuant to the Purchase Agreement.

PERMITTED SUSPENSION PERIOD:  As defined in Section 4(b)(i) hereof.

PERSON:  An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

PROSPECTUS:  The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

PURCHASE AGREEMENT: As defined in the preamble hereto.

REGISTRATION DELAY: As defined in Section 4(e) hereof.

REGISTRATION DELAY PAYMENTS: As defined in Section 4(e) hereof.

RULE 144: As defined in Section 7(a) hereof.

SECURITIES ACT:  Securities Act of 1933, as amended.

SHELF FILING DEADLINE:  As defined in Section 2(a)(i) hereof.

SHELF REGISTRATION STATEMENT:  As defined in Section 2(a)(i) hereof; provided, that each reference to “Shelf Registration Statement” in this Agreement shall be deemed to include any additional registration statement filed pursuant to the terms of this Agreement, including, if applicable, pursuant to Section 2(d).

TIA: Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under the TIA.

TRANSFER RESTRICTED SECURITIES: Means (i) each Note, (ii) each share of Common Stock issued or issuable upon conversion of Notes (iii) any shares of capital stock issued or issuable with respect to such Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes, and (iv) any shares of capital stock of any entity issued in respect of the securities referenced in the immediately preceding clauses (i), (ii) and (iii) as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction, until the earliest of:

(i)            the date on which the resale of such Transfer Restricted Security has been effectively registered under the Securities Act and such Transfer Restricted Security is disposed of in accordance with the Shelf Registration Statement;

(ii)           the date on which such Transfer Restricted Security is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or

(iii)          the date on which such Transfer Restricted Security ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

2.	SHELF REGISTRATION.

(a)	The Issuer shall:

(i)            use its reasonable best efforts to prepare and file, as soon as practicable but not later than 60 days after the date hereof (the “Shelf Filing Deadline”), a registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), which Shelf

Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 4(d) hereof, and the Shelf Registration Statement shall include at least 105% of the number of shares of Common Stock issuable upon conversion of the Notes by the Holders from time to time in accordance with Section 4(e) of the Purchase Agreement;

(ii)           use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but in no event later than 90 days after the date hereof (the “Effectiveness Target Date”); provided, however, that if the Commission reviews the Shelf Registration Statement and requires the Issuer to make modifications thereto, the Effectiveness Target Date shall be extended to 120 days after the date hereof; and

(iii)          use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the “Effectiveness Period”) of:

(1)	two years following the last date of original issuance of Notes; or

(2)           such shorter period that will terminate when (W) all of the Holders of Transfer Restricted Securities (other than any Holders who are “affiliates” of the Issuer as such term is defined in Rule 144(k) promulgated under the Securities Act) are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto (provided, that the Company shall have delivered to its transfer agent instructions, together with an opinion of counsel, instructing the transfer agent to remove the restrictive legends from the Transfer Restricted Securities), (X) when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise), (Y) when all Transfer Restricted Securities have been either (i) transferred under Rule 144 under circumstances in which any legend borne by such Transfer Restricted Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed, or (ii) sold pursuant to a registration statement.

(b)	[Reserved.]

(c)           The initial number of shares of Common Stock issuable upon conversion of the Notes included in the Shelf Registration Statement and each increase in the number of such shares included therein shall be allocated pro rata among the Holders based on the number of such shares (determined as if all of the Notes held by Holders then outstanding have been converted into shares of Common Stock without regard to any limitations on conversion of the Notes) held by each Holder at the time the Shelf Registration Statement covering such initial number of shares of Common Stock or increase thereof is declared effective by the Commission. In the event that a Holder sells or otherwise transfers any of such Holder’s Transfer Restricted Securities, each transferee shall be allocated the portion of the then remaining number of Transfer Restricted Securities included in such Shelf Registration Statement allocable to the transferor. In no event shall the Issuer include any securities other than Transfer Restricted Securities on any Registration Statement without the prior written consent of the Majority of Holders.

(d)           In the event the number of shares of Common Stock registered under the Shelf Registration Statement filed pursuant to Section 2(a) of this Agreement is insufficient to cover all of the shares of Common Stock issuable upon conversion of the Notes or all of a Holder’s allocated portion of the such shares pursuant to Section 2(c) of this Agreement, the Issuer shall amend the Shelf Registration Statement, or file a new registration statement (on the short form available therefor, if applicable), or both, so as to cover at least one hundred five percent (105%) of the number of such shares of Common Stock as of the trading day immediately preceding the date of the filing of such amendment and/or new registration statement, in each case, as soon as practicable, but in no event later than fifteen (15) Business Days after the necessity therefor arises. The Issuer shall use its reasonable best efforts to cause such amendment and/or new registration statement to become effective as soon as practicable following the filing thereof. The calculation of the number of shares sufficient to cover all of the shares of Common Stock issuable upon conversion of the Notes shall be made without regard to any limitations on the conversion of the Notes, and such calculation shall assume that all of the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes). Notwithstanding anything herein to the contrary, if the amendment to the Shelf Registration Statement or new registration statement required by this Section 2(d) relates to a number of shares of Common Stock issuable upon conversion of the Notes equal to or greater than ten percent (10%) of the number of such shares as of the trading day immediately preceding the date of the filing of such amendment and/or new registration statement, such amendment or new registration statement shall be declared effective by the Commission not later than 30 calendar days after the filing date thereof; provided, however, that if the Commission reviews such amendment or new registration statement and requires the Issuer to make modifications thereto, then this deadline shall be extended to 90 calendar days after the filing date.

(e)           The Issuer shall submit to the Commission, within two (2) business days after the Issuer learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness of the Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request; provided however, the Issuer may delay the submission of the request for acceleration (or delay the effectiveness of the Shelf Registration Statement) for up to ten (10) days if the Issuer has material non-public information concerning the Issuer if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Issuer, in the best interests of the Issuer; provided, further however, that the Issuer shall promptly notify the Holders in writing of the existence of material non-public information giving rise to a delay in effectiveness (provided that the Issuer shall not disclose the content of such material non-public information to the Holders); and provided further that any delay by the Issuer in accordance with this sentence shall not affect the entitlement of a holder to any Registration Delay Payment determined in accordance with Section 4(e).

3.	[RESERVED]

4.	REGISTRATION PROCEDURES.

(a)           In connection with the Shelf Registration Statement, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

(b)           In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, except as otherwise provided herein, the Issuer shall:

(i)            Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D) or 4(b)(iii)(E), and except as otherwise provided herein, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period. Upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, except as otherwise provided herein, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement, or an amendment or supplement to the Prospectus, or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause any such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding any other provision of this Agreement, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all of such suspension periods shall not exceed an aggregate of sixty (60) days (each such period, a “Permitted Suspension Period”) if an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

If the Issuer so notifies the Holders of the suspension of the Shelf Registration Statement, then each Holder shall suspend the use of the Prospectus and keep such notification confidential. The Holders shall not resume any offers or sales of any Transfer Restricted Securities until the Holders are so advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus thereto. The existence of a Suspension Period shall be confidential information subject to the restrictions on disclosure and use described in Section 4(b)(v) hereof.

In the case of amendments and supplements to a Shelf Registration Statement and the Prospectus used in connection with such Shelf Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)(i)) by reason of the Issuer filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Issuer shall have incorporated such report by reference into such Shelf Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Issuer to amend or supplement the Shelf Registration Statement and Prospectus.

(ii)           Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D) or 4(b)(iii)(E) and except as otherwise provided herein, prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or Prospectus supplement.

(iii)          Advise the selling Holders that have furnished information pursuant to Section 4(d) hereof, and Legal Counsel promptly (but in any event within five Business Days) and, if requested by such Persons, confirm such advice in writing:

(A)          with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, and when the Prospectus or any Prospectus supplement or post-effective amendment has been filed,

(B)          of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(C)          of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,

(D)          of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement or the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(E)           the Issuer’s determination that any amendment (including a post-effective amendment) to the Shelf Registration Statement may be appropriate;

provided, that in any such notice the Issuer may, in any case, in its discretion, state that it constitutes an exercise of its right to declare a Permitted Suspension Period pursuant to Section 4(b)(i).

The Issuer shall use reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Shelf Registration Statement or the suspension or qualification of any of the Transfer Restricted Securities for sale in any jurisdiction. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time. Any confidential information provided pursuant to this Section 4(b)(iii) shall be subject to the restrictions on disclosure and use described in Section 4(b)(v) hereof.

(iv)          Furnish to each of the selling Holders that has furnished information pursuant to Section 4(d) hereof and to Legal Counsel, or if no Legal Counsel shall have been chosen pursuant to Section 4(f) hereof, to the respective legal counsel of such Holders at least five Business Days before filing with the Commission, a copy of the Plan of Distribution and Selling Shareholder sections of the Prospectus included in the Shelf Registration Statement or any amendments or supplements to such sections, and the Issuer will (i) consider in good faith any comments or objections from Legal Counsel, or if no Legal Counsel shall have been selected, the Holders and their respective legal counsel, as to the form or content of such sections and all amendments or supplements thereto or any written communications with the Commission or the staff of the Commission concerning such sections or any amendment or supplement thereto and (ii) not file any Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which a Holder of Transfer Restricted Securities covered by the Shelf Registration Statement or Legal Counsel shall reasonably object in writing after review of the Plan of Distribution or Selling Shareholder sections of the Prospectus included in the Registration Statement and provided to such Holder or Legal Counsel. A Holder shall be deemed to have reasonably objected to such filing if such sections of the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission. Notwithstanding the foregoing, the Issuer shall not be required to furnish the Holders with any amendment or supplement to such sections of the Prospectus filed solely to reflect changes to the amount of Notes held by any particular Holder at the request of such Holder or immaterial revisions to the information contained therein. Any confidential information provided pursuant to this Section 4(b)(iv) shall be subject to the restrictions on disclosure and use described in Section 4(b)(v) hereof.

(v)           Make available at reasonable times for inspection by one or more representatives of the selling Holders, Legal Counsel and any other attorney or accountant retained by such selling Holders , all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer’s officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, Legal Counsel, other attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness (collectively, the “Information”); provided, however, that the Issuer shall have no obligation to provide any such information prior to the execution by the party receiving such information of a confidentiality agreement in a form reasonably acceptable to the Issuer.  Information that the Issuer determines, in good faith, to be confidential and any Information that it notifies the inspectors are confidential shall not be used for any purpose other than satisfying “due diligence” obligations under the Securities Act and exercising rights under this Agreement and shall not be disclosed by any recipient unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for the selling Holder, necessary or advisable in connection with any action, claim, suit or proceeding, directly involving or potentially involving such selling Holder and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the Information has been made generally available to the public other than through the acts of such recipient in breach of this Agreement; provided that prior notice shall be provided as soon as practicable to the Issuer of the potential disclosure of any information by such recipient pursuant to clauses (ii) or (iii) of this sentence to permit the Issuer to obtain a protective order (or waive the provisions of this provision).  Each recipient shall take such actions as are reasonably necessary to protect the confidentiality of such Information (if practicable) to the extent such actions are otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder , unless and until such Information has been made generally available to the public other than as a result of a breach of this Agreement (it being understood that “reasonably necessary” for the purposes of this sentence will be defined by reference to those actions taken by such recipient in protecting the confidentiality of its own information).

(vi)          If requested by any Holder promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holder may reasonably request to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Transfer Restricted Securities, (2) the purchase price being paid therefor and (3) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(vii)         Furnish to Legal Counsel and each Holder , without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request) unless available on the Commission website.

(viii)        Deliver to Legal Counsel and each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request and such other documents as Holders or Legal Counsel may reasonably request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(ix)	[Reserved.]

(x)           The Issuer shall use reasonable best efforts to (i) promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Transfer Restricted Securities under such other securities or “blue sky” laws of all applicable jurisdictions in the United States as any Holder reasonably requests in writing, (ii) promptly prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) promptly take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, (iv) promptly cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Issuer shall, if applicable, provide all such information as may be required by the NASD in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard and (v) promptly take all other actions reasonably necessary or advisable to qualify the Transfer Restricted Securities for sale in such jurisdictions; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject. The Issuer shall promptly notify Legal Counsel and each Holder who holds Transfer Restricted Securities of the receipt by the Issuer of any notification with respect to the suspension of the registration or qualification of any of the Transfer Restricted Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(xi)          Cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Transfer Restricted Securities made by such Holders.

(xii)         Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts promptly to prepare and file a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xiii)        Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company.

(xiv)        Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

(xv)         Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

(xvi)        Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(xvii)       Cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted.

(xviii)      Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement.

(c)           Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(C), 4(b)(iii)(D) or 4(b)(iii)(E) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement, and hold the content of such notice from the Issuer in confidence, until:

(i)            such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

(ii)           such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in the Prospectus.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer’s expense), or destroy (and deliver to the Issuer a certificate that is has destroyed) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

(d)           (1)          Not less than ten (10) business days prior to the first anticipated filing date of the Shelf Registration Statement, the Issuer shall notify each Holder in writing of the information the Issuer requires from each such Holder if such Holder elects to have any of such Holder’s Transfer Restricted Securities included in such Shelf Registration Statement. It shall be a condition precedent to the obligations of the Issuer to complete the registration pursuant to this Agreement with respect to the Transfer Restricted Securities of a particular Holder that such Holder shall furnish to the Issuer such information regarding itself, the Transfer Restricted Securities held by it and the intended method of disposition of the Transfer Restricted Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Transfer Restricted Securities and shall execute such documents in connection with such registration as the Issuer may reasonably request. Each Holder shall promptly notify the Issuer of any material change with respect to such information previously provided to the Issuer by such Holder.

(2)           After the Shelf Registration Statement has become effective, the Issuer shall, upon the request of any Holder of Transfer Restricted Securities, promptly send a questionnaire to such Holder.  From and after the date on which the Shelf Registration Statement has become effective, the Issuer shall (i) as promptly as is practicable after the date a completed and signed questionnaire is delivered to the Issuer prepare and file with the Securities and Exchange Commission (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such questionnaire is named as a selling securityholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law, and (ii) if the Issuer shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable;  provided, however, that if a questionnaire is delivered to the Issuer during a Permitted Suspension Period, the Issuer shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Permitted Suspension Period.

(3)           Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

(e)           If (i) a Shelf Registration Statement covering all the Transfer Restricted Securities is not filed with the Commission on or before the Shelf Filing Deadline or is not declared effective by the Commission on or before the Effectiveness Target Date, (ii) an amendment to the Shelf Registration Statement or a new registration statement covering all of the Transfer Restricted Securities required to be covered thereby, as described in Section 2(d) of this Agreement, is not filed with the Commission on or before the deadline described in Section 2(d) of this Agreement or is not declared effective by the Commission on or before the deadline described in Section 2(d) of this Agreement, (iii) on any day after the Shelf Registration Statement has been declared effective by the Commission, sales of all of the Transfer Restricted Securities required to be included on the Shelf Registration Statement cannot be made as a matter of law pursuant to the Shelf Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) or because of a notice from the Issuer pursuant to Section 4(b)(iii), but not including any day included in a Permitted Suspension Period as described in Section 4(b)(i), or (iv) a period of suspension of the Shelf Registration Statement pursuant to Section 4(b)(i) exceeds the length of a Permitted Suspension Period (each of the items described in clauses (i), (ii), (iii) and (iv) above shall be referred to as a “Registration Delay”), then the Issuer shall pay to each holder of the Notes or shares of Common Stock issuable upon conversion of the Notes an amount in cash equal to the product of (i) the initial principal amount paid for the Note held by such holder or the related shares of Common Stock multiplied by (ii) the product of (I) the percentage determined by dividing (A) one percent (1.0%) by (B) 360, multiplied by (II) the sum of (x) the number of days (including any partial days) after the Shelf Filing Deadline or the deadline described in Section 2(d) of this Agreement, as applicable, that the Shelf Registration Statement is not filed with the Commission, plus (y) the number of days (including any partial days) after the Effectiveness Target Date or the deadline described in Section 2(d) of this Agreement that the Shelf Registration Statement is not declared effective by the Commission, plus (z) after the Shelf Registration Statement has been declared effective by the Commission, the number of days (including any partial days) that such Registration Statement is not available (other than during a Permitted Suspension Period) for the sale of all the Transfer Restricted Securities. The payments to which a holder shall be entitled pursuant to this Section 4(e) are referred to herein as “Registration Delay Payments.” The Registration Delay Payments shall be paid in cash on the earlier of (A) the last day of the calendar month during which such Registration Delay Payments are incurred and (B) the third business day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Issuer fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and six-tenths percent (1.6%) per month (prorated for partial months) until paid in full.

(f)            The Majority of Holders shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement (the “Legal Counsel”), which counsel shall be designated in writing by notice to the Company from the Majority Holders. Any counsel designated in writing by the Majority Holders shall not represent any Holder that sends such counsel written notice that such Holder does not wish such counsel to represent it in connection with the matters discussed in this Section 4(f). The Holders, other than any

Holder that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Holders by such counsel in connection with the subject matter of this Agreement. The provision will not prohibit any other counsel to an Holder from reviewing and commenting on any registration filed pursuant to this Agreement at no cost to the Issuer.

(g)           The Issuer shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Issuer unless (i) disclosure of such information is necessary to comply with United States federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Shelf Registration Statement, prospectus or any amendment or supplement thereto, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Issuer agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, unless ordered or requested by the Commission or other governmental authority not to do so, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h)           The Issuer shall comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(i)            Within two (2) business days after the Shelf Registration Statement is ordered effective by the Commission, the Issuer will so notify the transfer agent for the Transfer Restricted Securities and the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement.

5.             REGISTRATION EXPENSES. All expenses, other than underwriting discounts and commissions, incident to the Issuer’s performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

(i)            all registration and filing fees and expenses (including filings made by the Holders or any underwriters with the NASD);

(ii)           all fees and expenses of compliance with U. S. federal securities and state Blue Sky or securities laws;

(iii)          all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes), messenger and delivery services and telephone;

(iv)	all fees and disbursements of counsel to the Issuer;

(v)           all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof;

(vi)          all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance); and

(vii)         all fees and disbursements relating to the qualification of the Indenture under the Trust Indenture Act, if applicable.

The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer. The Issuer shall also (a) reimburse the Holders for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification of the Shelf

Registration Statement and the Transfer Restricted Securities under this Agreement, which amount shall be limited to Twenty-Five Thousand United States Dollars ($25,000), and (b) pay all of the Holders’ reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Holders’ rights under this Agreement.

6.	INDEMNIFICATION AND CONTRIBUTION.

(a)           The Issuer agrees to indemnify and hold harmless the Holders, each Holder and the directors, officers, members, affiliates, partners, employees, agents and representatives thereof and each Person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Issuer;

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; and

(iv)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising from any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Transfer Restricted Securities pursuant to a Shelf Registration Statement;

provided that the Issuer will not be liable under this Section 6(a), (v) to the extent that any such losses, liabilities, claims, damages and expenses are subject to indemnification pursuant to Section 6(b), (w) to the extent that any such loss, liability, claim, damage or expense arises as a result of a violation of this Agreement by a Holder, or arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in any such Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus in reliance upon and in conformity with written information relating to any Holder furnished to the Issuer by or on behalf of such Holder expressly for use therein, (x) with respect to any untrue statement or alleged untrue statement, or omission or alleged omission made in any preliminary prospectus if the person asserting any such loss, liability, claim, damage or expense who purchased Transfer Restricted Securities which are the subject thereof did not receive a copy of the Prospectus (or the preliminary prospectus as then amended or supplemented if the Issuer shall have furnished the Holders with such amendment or supplement thereto on a timely basis) at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person and, in any case where such delivery is required by applicable law and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the Prospectus (or the preliminary prospectus as then amended or supplemented if the Issuer shall have furnished the Holders with such amendment or supplement thereto on a timely basis), (y) for any amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Issuer, which consent shall not be unreasonably withheld, conditioned or delayed or (z) arising from the offer or sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement during any Permitted Suspension Period, if notice thereof was given to the Holders.

(b)           Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Issuer, each of its directors, each of its officers who signs the Shelf Registration Statement, its agents and each Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions, made in any Shelf Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Issuer by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto) and (ii) any violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Transfer Restricted Securities pursuant to a Shelf Registration Statement resulting from the actions or inactions of Holder provided, that no such Holder shall be liable (v) for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to such Shelf Registration Statement or (w) for any amounts paid in settlement of any claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)           Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations; provided, however, that no indemnifying party shall be liable for any amounts paid in settlement of any claim if such settlement is effected without the prior written consent of such indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party or parties on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The Holders’ obligations to contribute as provided in this Section 6(d) are several and not joint.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 6, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Issuer, and each Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer.

The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or losses, liabilities, claims, damages or expenses are incurred.

The indemnification agreements contained herein shall be in addition to (i) any cause of action or similar right of any indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	ISSUER REPORTING

(a)           With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Issuer to the public without registration (“Rule 144”), for so long as Transfer Restricted Securities remain outstanding, the Issuer shall use reasonable best efforts to:

(1)           make and keep public information available, as those terms are understood and defined in Rule 144;

(2)           file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act; and

furnish to each Holder, so long as such Holder owns Transfer Restricted Securities, promptly upon request, (A) a written statement by the Issuer, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Issuer and copies of such other reports and documents so filed by the Issuer if not available on the Commission website, and (C) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

(b)           In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, if applicable.

8.	MISCELLANEOUS.

(a)           NO INCONSISTENT AGREEMENTS. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

(b)           AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders; provided, however, that neither this Section 8(b) nor Section 8(d) hereof may be amended without the unanimous written consent of all Holders, provided, however, that all Transfer Restricted Securities owned directly or indirectly by the Issuer or any of its affiliates shall be deemed not to be outstanding. Each Holder of Transfer Restricted Securities outstanding at the time of any amendment, modification, supplement, waiver, or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver, or consent effected pursuant to this Section, whether or not any notice of such amendment, modification, supplement, waiver, or consent is delivered to such Holder.

(c)           NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i)            if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

(ii)	if to the Issuer:

Richardson Electronics, Ltd.

40 W. 267 Keslinger Road

P.O. Box 393

La Fox, Illinois 60147-0393

Attention: General Counsel

Fax: (630) 208-2950

with a copy to:

Bryan Cave LLP

One Metropolitan Square

211 North Broadway

St. Louis, Missouri 63102

Attention: Brendan Johnson

Fax: (314) 259-2020

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery; and when the addressor receives facsimile confirmation, if sent by facsimile during normal business hours, and otherwise on the next Business Day during normal business hours.

(d)           SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Indenture or the terms of such Securities. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(e)           COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            SECURITIES HELD BY THE ISSUER OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its “affiliates” (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage, provided that Transfer Restricted Securities that the Issuer or an affiliate of the Issuer offers to purchase or acquires pursuant to an offer, exchange offer, tender offer or otherwise shall not be deemed to be held by the Issuer or such affiliate until legal title to such Transfer Restricted Securities passes to the Issuer or such affiliate, as the case may be.

(g)           HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflict of laws principles thereof.

(i)            SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)            ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates with respect to such subject matter including, without limitation, any summary term sheet, emails or draft agreements.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE ISSUER:

RICHARDSON ELECTRONICS, LTD.

By:	/s/ EDWARD J. RICHARDSON
Name: Edward J. Richardson
	Title:	CEO

[Signatures of Holders on Following Pages]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Pandora Select Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Pandora Select Partners, LP
Pandora Select Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Guggenheim Portfolio XXXI, LLC

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  HFR RVA Combined Master Trust

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Whitebox Intermarket Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Intermarket Partners, LP
Whitebox Intermarket Advisors, LLC
Whitebox Advisors, LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Whitebox Diversified Convertible Arbitrage Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Diversified Convertible Arbitrage Partners, LP
Whitebox Diversified Convertible Arbitrage Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Whitebox Convertible Arbitrage Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Convertible Arbitrage Partners, LP
Whitebox Convertible Arbitrage Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Portside Growth an d Opportunity Fund

(print full legal name of Holder)

By:	/s/ Jeffrey Smith
(signature of authorized representative)

Name:	Jeffrey Smith
Its:	Authorized Signatory

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Quattro Multi-Strategy Master Fund LP

(print full legal name of Holder)

By:	/s/ Andrew Kaplan
(signature of authorized representative)

Name:	Andrew Kaplan
Its:	Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  Quattro Fund LTD

(print full legal name of Holder)

By:	/s/ Andrew Kaplan
(signature of authorized representative)

Name:	Andrew Kaplan
Its:	Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(print full legal name of Holder)

By:	/s/ Jerome R. Baier
(signature of authorized representative)

Name:	Jerome R. Baier
Its:	Authorized Representative

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, for its Group Annuity Separate Account

(print full legal name of Holder)

By:	/s/ Jerome R. Baier
(signature of authorized representative)

Name:	Jerome R. Baier
Its:	Authorized Representative

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

  MERCED PARTNERS LIMITED PARTNERSHIP

By: Global Capital Management , Inc. General Partner

(print full legal name of Holder)

By:	/s/ Daniel J. Kragt
(signature of authorized representative)

Name:	Daniel J. Kragt
Its:	Authorized Signer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

ELLSWORTH CONVERTIBLE GROWTH

AND INCOME FUND, INC.

(print full legal name of Holder)

By:	/s/ Gary I. Levine
(signature of authorized representative)

Name:	Gary I. Levine
Its:	Executive Vice President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

BANCROFT CONVERTIBLE FUND, INC.

(print full legal name of Holder)

By:	/s/ Gary I. Levine
(signature of authorized representative)

Name:	Gary I. Levine
Its:	Executive Vice President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

BASSO FUND LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

BASSO HOLDINGS LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“HOLDER”

BASSO MULTI-STRATEGY HOLDING FUND LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

Exhibit A

Schedule of Holders

	Name of Holder Contact Information for Holder	Principal Amount of Notes
1.	Whitebox Advisors	$8,000,000
2.	Portside Growth and Opportunity Fund	$6,000,000
3.	The Northwestern Mutual Life Insurance Company	$2,750,000
4.	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	$250,000
5.	Basso Holdings Ltd	$1,900,000
6.	Basso Multi-Strategy Holding Fund Ltd.	$450,000
7.	Basso Fund Ltd.	$150,000
8.	Quattro Fund Ltd.	$2,250,000
9.	Quattro Multi Strategy Master Fund LP	$250,000
10.	Bancroft Convertible Fund, Inc.	$1,000,000
11.	Ellsworth Convertible Growth and Income Fund, Inc.	$1,000,000
12.	Merced Partners Limited Partnership	$1,000,000

A-1